UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2019

eWELLNESS HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	90-1073143
(State or other jurisdiction of Incorporation or Organization	(I.R.S. Employer Identification No.)

11825 Major Street, Culver City, California	90230
(Address of Principal Executive Offices)	(Zip Code)

(855) 470-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

eWellness Healthcare Corporation, OTCQB: EWLL (the “Company”), announced on June 28, 2019, that the Company signed a Provider Service Agreement with CareIQ, a division of CorVel Healthcare Corporation, one of the largest Third-Party Insurance Administrators (“TPA”) in the U.S. with patients in all 50 states. https://www.corvel.com/about-us. Initially, PHZIO will be used to treat patients in five (5) states including: California, New Jersey, Georgia, Tennessee and Arizona. These initial states will be used to assess the effectiveness of the PHZIO digital physical therapy platform.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2019

eWellness Healthcare Corporation

By:	/s/ Darwin Fogt
Name:	Darwin Fogt
Title:	Chief Executive Officer